EXHIBIT 21.1

(Except where indicated by a number in parentheses after the name of the subsidiary below, the Company owns 100% of the equity interests in such subsidiary, directly or indirectly)

Doing Business As
Subsidiaries Incorporated or Organized in the State of Delaware	(If different from corporate name)
Abrazo Medical Group Urgent Care, LLC	Abrazo Health Care
Family Assistance Y Su Clinica
Healthy Hours
Life ConneXtion
Meals To Go

Advantage Health Care Management Company, LLC	Abrazo Health Care
Abrazo Physicians Network
Family Assistance Y Su Clinica
Healthy Hours
Life ConneXtion
Meals To Go
BHS Accountable Care, LLC
BHS Integrated Physician Partners, LLC
BHS Physicians Alliance for ACE, LLC
Baptist Medical Management Service Organization, LLC
C7 Technologies, LLC
Central Texas Corridor Hospital Company, LLC	Resolute Health
DMC Shared Savings ACO, LLC
Hospital Development of West Phoenix, Inc.	Abrazo Health Care
An ER Waiting Room Where You Don’t Wait
An ER Where You Don’t Wait
Family Assistance Y Su Clinica
Healthy Hours
(The) Heart and Vascular Center at West Valley Hospital
Life ConneXtion
Meals To Go
(The) Orthopedic Institute at West Valley
Total Joint Prep Class
Waiting Rooms Where You Don’t Wait
West Valley Emergency Center
West Valley Hospital
West Valley Hospital Wound Care Center

Lakefront Medical Associates, LLC	Lakefront Oncology Associates
Vanguard Medical Group-Lakefront
MacNeal Medical Records, Inc.

MacNeal Physicians Group, LLC	Vanguard Medical Group
West Lake Medical Group
West Suburban Medical Associates

Magnolia Surgery Center Limited Partnership (92%)	Magnolia Surgery Center
Michigan Pioneer ACO, LLC
Resolute Health Family Urgent Care, Inc.	Resolute Health Family Urgent Care
Total Accountable Care Organization, LLC
Valley Baptist Realty Company, LLC
Vanguard Health Financial Company, LLC
Vanguard Health Holding Company I, LLC
Vanguard Health Holding Company II, LLC
Vanguard Health Management, Inc.	Abrazo Health Care
Family Assistance Y Su Clinica
Healthcare Compliance
Healthy Hours
Life ConneXtion
Meals To Go
Tennessee VHM, Inc.
Trinity MedCare
Vanguard Ascend
Vanguard Health Chicago
Vanguard Tenzing
Vanguard Holding Company I, Inc.
Vanguard Holding Company II, Inc.
Vanguard IT Services, LLC	Hangar9 Solutions
Vanguard Medical Specialists, LLC
Vanguard Physician Services, LLC (60%)
VHS Acquisition Corporation	Abrazo Health Care
An ER Waiting Room Where You Don’t Wait
An ER Where You Don’t Wait
Con Carino
Healthy Hours
Family Assistance Y Su Clinica
Life ConneXtion
Maryvale Hospital
Maryvale Hospital Medical Center
Meals To Go
Waiting Rooms Where You Don’t Wait
West Valley Emergency Department
VHS Acquisition Partnership Number 1, L.P.
VHS Acquisition Subsidiary Number 1, Inc.	Abrazo Health Care
An ER Waiting Room Where You Don’t Wait
An ER Where You Don’t Wait
Family Assistance Y Su Clinica
Healthy Hours

Life ConneXtion
Meals To Go
Paradise Valley Hospital
Paradise Valley Hospital Outpatient Diabetes Clinic
Paradise Valley Hospital Rehabilitation, Wound Care
and Hyperbaric Medicine
Total Joint Prep Class
Waiting Rooms Where You Don’t Wait

VHS Acquisition Subsidiary Number 2, Inc.	Abrazo Health Care
Family Assistance Y Su Clinica
Healthy Hours
Life ConneXtion
Meals To Go

VHS Acquisition Subsidiary Number 3, Inc. (80.1%)	Chicago Bariatric Institute
Chicago Center for Orthopedics
Jacob M. Arvey Health Center at Vanguard Weiss Memorial Hospital
Louis A. Weiss Memorial Hospital
Strauss Infusion Center
Vanguard Chicago Center for Orthopedics
Vanguard Weiss Memorial Hospital

VHS Acquisition Subsidiary Number 4, Inc.	River Forest Advanced Imaging Center
River Forest Breast Care Center
River Forest Breast Care Plex
River Forest Breast Health Center
River Forest Campus
River Forest Cardiovascular Center
Vanguard River Forest Campus
VHS Acquisition Subsidiary Number 5, Inc.
VHS Acquisition Subsidiary Number 6, Inc.
VHS Acquisition Subsidiary Number 7, Inc.	Medical City Project
Medical City Project Site
St. Vincent Hospital at Worcester Medical Center
Saint Vincent Hospital
Worcester Medical Center

VHS Acquisition Subsidiary Number 8, Inc.	Abrazo Health Care
Abrazo Health Clinical & Translational Research Institute
Abrazo Region Services
Advantage Health Care Management Company

Family Assistance Y Su Clinica
Healthcare Travelers
Healthy Hours
Life ConneXtion
Meals To Go

VHS Acquisition Subsidiary Number 9, Inc.	Leonard Morse Campus
MetroWest Home Care
MetroWest Home Care and Hospice
MetroWest Hospice
MetroWest Medical Center
MetroWest Medical Center Answering Service
MetroWest Medical Center Fitness Circle
MetroWest Medical Center-Framingham
MetroWest Medical Center-Framingham Union Campus
MetroWest Medical Center-Framingham Union Hospital
MetroWest Medical Center-Leonard Morse Campus
MetroWest Medical Center-Leonard Morse Hospital
MetroWest Medical Center-Natick
MetroWest Medical Center Women’s Imaging
MetroWest Wellness Center

VHS Acquisition Subsidiary Number 10, Inc.	CareCo

VHS Acquisition Subsidiary Number 11, Inc.	Healthy Hours
Meals To Go

VHS Acquisition Subsidiary Number 12, Inc.	Healthy Hours
Meals To Go

VHS Arizona Heart Institute, Inc.	Abrazo Health Care
Arizona Heart Institute
Arizona Heart Institute Casa Grande
Arizona Heart Institute Parkway
Family Assistance Y Su Clinica
Healthy Hours
Life ConneXtion
Meals To Go
VHS Arizona Heart Institute Payson
VHS Arizona Heart Institute Rehab

VHS Brownsville Hospital Company, LLC	North Brownsville Imaging Center

Valley Baptist Medical Center-Brownsville

VHS Chicago Market Procurement, LLC	Genesis Labs Procurement Company
Lakefront Medical Procurement Company
MacNeal Health Providers Procurement Company
MacNeal Hospital Procurement Company
MacNeal Management Services Procurement Company
River Forest Advanced Imaging Center Procurement Company
River Forest Breast Care Center Procurement Company
River Forest Breast Care Plex Procurement Company
River Forest Breast Health Center Procurement Company
River Forest Campus Procurement Company
Weiss Hospital Procurement Company
West Suburban Medical Center Procurement Company
Westlake Hospital Procurement Company

VHS Children’s Hospital of Michigan, Inc.	Children’s Hospital of Michigan
DMC Pharmacy-Children's
DMC Pharmacy-Stilson Center
Michigan Adult Congenital Heart Center
PAF
Pediatric Associates of Farmington
Pediatric Associates Physicians of Farmington
Pediatric Otorhinolaryngology Associates
Pediatric Otorhinolaryngology Associates of Children’s Hospital
Premiere Healthcare Services
Ticker Club

VHS Detroit Businesses, Inc.	DMC Billing Associates, LLC
DMC Care
HealthSource
Metro TPA Services
Michigan Mobile PET CT
Total Linen Services

VHS Detroit Receiving Hospital, Inc.	Detroit Receiving Hospital and University Health Center
Detroit Receiving Hospital, Department of Pharmacy Services
DMC Pharmacy - Detroit Receiving Hospital

DMC Pharmacy - Mail Service
VHS Detroit Ventures, Inc.
VHS Genesis Labs, Inc.	Genesis Clinical Laboratory

VHS Harlingen Hospital Company, LLC	Treasure Hills Imaging Center
Valley Baptist Dialysis Center
Valley Baptist Medical Center
Valley Baptist Medical Center Outpatient Rehabilitation
Valley Baptist Medical Center-Harlingen
Valley Baptist Raymondville Dialysis Center

VHS Harper-Hutzel Hospital, Inc.	DMC Pharmacy-Harper
DMC Pharmacy-Hutzel
DMC Surgery Hospital
DMC Surgery Hospital, Department of Pharmacy Services
Harper Hospital
Harper-Hutzel Home Health
Harper-Hutzel Hospital
Harper-Hutzel Hospital, Department of Pharmacy Services
Harper University Hospital
Hutzel Women's Hospital
Kresge Eye Institute
Senior Support Services
VHS Holding Company, Inc.
VHS Huron Valley-Sinai Hospital, Inc.	DMC Pharmacy-Huron Valley
Huron Valley-Sinai Home Health
Huron Valley-Sinai Hospital
Huron Valley-Sinai Hospital Quick Care
Huron Valley-Sinai Hospital, Department of Pharmacy Services
Kreiger Center for Older Adults
Kreiger Geriatric Center

VHS Imaging Centers, Inc.	Healthy Hours
Meals To Go
VHS New England Holding Company I, Inc.
VHS of Anaheim, Inc.
VHS of Arrowhead, Inc.	Joy Wellness Connection
North Peoria Emergency Center
VHS of Huntington Beach, Inc.
VHS of Illinois, Inc.	Berwyn Magnetic Resonance Center
MacNeal Healthcare
MacNeal Home Care
MacNeal Hospital

MacNeal Hospital-Caring for Generations
Vanguard-Chicago Market IRB
Vanguard Home Care
Vanguard MacNeal Center for Internal Medicine
Vanguard MacNeal Hospital

VHS of Michigan, Inc.	DMC Triage Nurse Line
DMC/WSU Community Health Institutes
DMC-CHC
Health System of Breakthroughs (The)
Hospital of Breakthroughs (The)
Institute of Breakthroughs (The)
Maisel Women's Health Center
Medical Center of Breakthroughs (The)
Rose Imaging Center
Sinai Berry Surgery Center
Weisberg Cancer Treatment Center
VHS of Michigan Staffing, Inc.
VHS of Orange County, Inc.
VHS of Phoenix, Inc.	Baptist Women's Hospital
Center for Arthritis & Joint Replacement
Heart Center at Phoenix Baptist Hospital (The)
Phoenix Baptist Family Medicine Center
Phoenix Baptist Home Health
Phoenix Baptist Hospital
Phoenix Women's Hospital
The Women's Connection
Wellness Connection
Women's Center at Phoenix Baptist Hospital
Women's Hospital at Phoenix Baptist
Women's Hospital at Phoenix Baptist Hospital

VHS of South Phoenix, Inc.	Abrazo Health Care
Family Assistance Y Su Clinica
Healthy Hours
Life ConneXtion
Meals To Go

VHS Outpatient Clinics, Inc.	Abrazo General Surgery Group
Abrazo Health Care
Abrazo Medical Group
Abrazo Medical Group Anthem
Abrazo Medical Group Arrowhead
Abrazo Medical Group Cave Creek
Abrazo Medical Group Denaro Plaza

Abrazo Medical Group Fountains
Abrazo Medical Group Goodyear
Abrazo Medical Group Litchfield
Abrazo Medical Group Orthopedic Surgery
Abrazo Medical Group Palm Valley
Abrazo Medical Group Thunderbird Palms
Abrazo Specialty Group
Charles Matlin M.D. General Surgery
East Baseline Family Medicine Center
Family Assistance Y Su Clinica
Healthy Hours
Life ConneXtion
Meals To Go
North Phoenix Family Medicine Center
Pima Primary Care
Premier OB/GYN Care
Union Hills Family Medicine Center
VHS Family Medicine Specialists
VHS Maryvale Specialty Groups
VHS Medical Group
VHS Valley Surgical Specialists
VHS West Baseline Family Medicine Center
Valley Medical Oncology
West Olive Family Medicine Center

VHS Phoenix Health Plan, LLC	Abrazo Health Care
Community Connection Health Plan
Family Assistance Y Su Clinica
Life ConneXtion
Phoenix Health Plan
Phoenix Health Plan Nurse Line
Smart Choices Clu

VHS Rehabilitation Institute of Michigan, Inc.	Center for Spinal Cord Injury Recovery
Rehabilitation Institute of Michigan
Rehabilitation Institute of Michigan Center for Spinal Cord Injury Recovery
RIM Ann Arbor Center
RIM at Commerce Medical Center
RIM at Compuware
RIM at Crown Pointe
RIM at Dearborn Center
RIM at Detroit Athletic Club
RIM at Franklin Athletic Club
RIM at Lakes Medical Center
RIM at Oakland Athletic Club

RIM at YMCA-Macomb
RIM Farmington Hills Center
RIM Grosse Pointe Center
RIM Madison Heights Center
RIM Main Campus
RIM Milford Center
RIM Northwest Detroit
RIM Novi Center
RIM Rochester Hills Center
RIM Trenton Athletic Club
RIM Warren Center
RIM West Bloomfield Center
RIM Westland Center
RIM Wixom Center
Sportsabilities
Sportsability

VHS San Antonio Imaging Partners, L.P. (50%)	Baptist Breast Center
Baptist-M&S Imaging Center
Baptist-M&S Imaging and PET Center
Baptist-M&S Imaging Oakwell Farms
Baptist-M&S Imaging Westover Hills
Baptist M&S Imaging Mission Trail
Baptist-M&S Northeast Imaging Center
Baptist-M&S Southeast Imaging Center
Baptist-M&S North Central Imaging Center

VHS San Antonio Partners, LLC	Baptist Breast Center
Baptist Cancer Center
Baptist Cardiovascular Institute
Baptist Diabetes Treatment Center
Baptist Health Institute
Baptist Health System
Baptist Health System School of Health Professions
Baptist Hernia Center
Baptist Medical Center
Baptist Recovery Center
BHS Home Health
Care Connection
eGuardian
Healthmaster Services
Institute of Health Education
Kidney Stone Center
Lifeline
Mission Trail Baptist Hospital

North Central Baptist Hospital
Northeast Baptist Hospital
Southeast Baptist Hospital
St. Luke’s Baptist Hospital
Tel-Med
(The) Wound Healing Center at Baptist Medical Center

VHS Sinai-Grace Hospital, Inc.	DMC Pharmacy-Sinai Lobby
DMC Pharmacy-Sinai-Grace
Grace Hospital (The)
Grace Medical/Pediatric Practice, Inc.
Histopathology Associates
Joint Excel
Joint Plus
Joint Plus Excel
Joint Plus Excel Program (The)
Northwest Internal Medicine Group
Northwest Obstetrics and Gynecology
Novi OB/GYN
Oakland Internists
Oakland Internists & Associates
Sinai Functional Recovery Program of Michigan
Sinai Hospital
Sinai-Grace Ambulatory Surgery Center
Sinai-Grace Hospital
Sinai-Grace Hospital Express Care
Sinai-Grace Hospital, Department of Pharmacy Services
West Bloomfield Hospital
VHS Southwest Home Health, LLC
VHS University Laboratories, Inc.	DMC University Laboratories

VHS Valley Health System, LLC (51%)	Valley Baptist Health System
VHS Valley Holdings, LLC
VHS Valley Management Company, Inc.
Vanguard Medical Specialists, LLC
VHS West Suburban Medical Center, Inc.	Center Pharmacy
West Suburban Medical Center
Vanguard West Suburban Medical Center

VHS Westlake Hospital, Inc.	(The) Chicago Center for Bariatric Surgery
Joint Academy
Westlake Health Associates
Westlake Hospital

Vanguard Westlake Hospital
West Suburban Radiation Therapy Center, LLC

Subsidiaries Incorporated or Organized in the State of Arizona
Abrazo Advantage Health Plan, Inc.	Abrazo Advantage Health Plan
Abrazo Health Care
Family Assistance Y Su Clinica
Life ConneXtion
Arizona Health Partners, LLC

Subsidiaries Incorporated or Organized in the State of California
North Anaheim Surgicenter, Ltd. (76%)

Subsidiaries Incorporated or Organized in the Cayman Islands
VHS-Volunteer Insurance Ltd. (formerly, Volunteer Insurance Ltd., discontinued in Bermuda and continued in the Cayman Islands as if it had  been incorporated under the laws of the Cayman Islands, effective April 1, 2011)

DMC Insurance Co., Ltd.

Subsidiaries Incorporated or Organized in the District of Columbia
Healthcare Compliance, LLC

Subsidiaries Incorporated or Organized in the State of Illinois
Chicago Health System ACO, LLC
MacNeal Health Providers, Inc.	Chicago Health System, Inc.
Physicians Edge PHO
MacNeal Management Services, Inc.
Midwest Pharmacies, Inc.	Plaza Pharmacies
West Suburban Plaza Pharmacy
Westlake Medical Arts Pharmacy
New Dimensions, LLC
Primary Care Physicians Center, LLC (94%)
Pros Temporary Staffing, Inc.	Vanguard Hospital Services
Vanguard Hospital Services Company

Watermark Physician Services, Inc.	Vanguard Physician Support Services
The 6300 West Roosevelt Limited Partnership (50.33%)

Subsidiaries Incorporated or Organized in the State of Massachusetts
Metrowest Accountable Health Care Organization, LLC (50%)

Subsidiaries Incorporated or Organized in the State of Michigan
Southeast Michigan Physicians’ Insurance Company
Novi Regional Imaging, LLC (51%)

DMC Partnership Imaging, LLC (81%)
Michigan Regional Imaging, LLC (70%)

Subsidiaries Incorporated or Organized in the Commonwealth of Pennsylvania
V-II Acquisition Co., Inc.

Subsidiaries Incorporated or Organized in the State of Texas
Heart & Vascular Institute of Texas, Inc.	Arrhythmia Associates of South Texas
Heart & Vascular Institute of Texas
VB Brownsville IMP ASC, LLC
VBOA ASC GP, LLC
VBOA ASC Partners, L.P. (62%)	North Brownsville Surgery Center
VHS Brownsville LTACH, LLC
Valley Baptist Lab Services, LLC	Community Reference Lab
Valley Baptist Insurance Company (80%)
Valley Baptist Wellness Center, LLC	Valley Baptist Health & Fitness Center